Rule 497(k)

File. No 333-207937

AMPLIFY ETF TRUST SUMMARY PROSPECTUS January 28, 2026
Amplify Energy & Natural Resources Covered Call ETF NYSE Arca — NDIV

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.amplifyetfs.com. You can also get this information at no cost by calling 1-855-267-3837 or by sending an e-mail request to info@amplifyetfs.com. The Fund’s prospectus and statement of additional information, both dated January 28, 2026, as amended and supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Amplify Energy & Natural Resources Covered Call ETF (formerly Amplify Natural Resources Dividend Income ETF) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the VettaFi Energy and Natural Resources Covered Call Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.59%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.59%

EXAMPLE

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$60	$189	$329	$738

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended September 30, 2025, the Fund’s portfolio turnover rate was 134% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its net assets (plus borrowings for investment purposes) in the securities that comprise the Index. The Index is designed to measure the performance of a covered call strategy applied to the constituents of the VettaFi Energy and Natural Resources Dividend Income Index (the “Parent Index”). The Index seeks to generate high income through investment exposure to the underlying equity securities that comprise the Parent Index (“Equity Securities”) and by employing a “covered call” option strategy that references the Equity Securities, as further described below. In accordance with the Index, the Fund seeks to participate in a portion of the gains experienced by the Equity Securities and will seek to vary its option selling each month to a level sufficient to generate 0.50% monthly (6% annualized) option premium (the “Target Option Premium”), based upon the NAV of the Fund each time the Fund sells the monthly options contracts.

Please note that there is no guarantee the Fund will achieve the Target Option Premium in any given investment period. While the Fund seeks to generate the Target Option Premium, the actual premium earned during a one-year period will depend on the NAV of the Fund each time the Fund sells the monthly option contracts. Therefore, the actual premium income generated over a one-year period could be higher or lower than the Target Option Premium, depending on changes in the Fund’s NAV over time. If the NAV of the Fund remains level or decreases during any one-year period, the annualized premium generated by the Fund may be significantly less than the Target Option Premium for that time period. The Fund expects to make distributions from Equity Securities dividends and the income generated from its call writing strategy on a monthly basis; however, there is no guarantee that the Fund will make a distribution in any given period. The Target Option Premium is not a projection or guarantee of the Fund’s future performance or total return. The Fund will seek to achieve a target income level of at least 10% per annum, through a combination of dividends received from Equity Securities and the Target Option Premium generated by its covered call strategy; although there is no guarantee that the targeted income level will be achieved in any given investment period.

The Fund’s investment sub-adviser, Tidal Investments LLC (“Tidal,” or the “Sub-Adviser”) manages the investment of the Fund’s assets. The index provider is VettaFi LLC (“VettaFi” or the “Index Provider”). The Index Provider is not affiliated with the Fund, the Fund’s investment adviser, Amplify Investments LLC (the “Adviser”), or the Sub-Adviser.

Equity Securities of Parent Index

The Parent Index is a gross total return index that seeks to provide investment exposure to dividend-paying equity securities of companies (including master limited partnerships) operating primarily in the following natural resource, commodity-related industries: energy (oil, gas & consumable fuels); chemicals; agriculture; precious and industrial metals & mining; paper products; and timber. The initial universe of eligible securities is comprised of dividend-paying common stocks or American depositary receipts (“ADRs”). To be included in the Parent Index, companies must:

•      derive more than 50% of their revenues in one of the following natural resource, commodity-related industries: energy (oil, gas & consumable fuels), chemicals, agriculture, precious and industrial metals and mining, paper products, and timber;

•      have a market capitalization of at least $1 billion and a dividend being paid in the next 90 days;

•      have an average daily traded value of at least $2 million over the last six months; and

•      have an indicated dividend yield of at least 5% annually, however, the Index lowers the minimum dividend yield requirements in order to ensure 30 total companies, including a minimum of 4 non-energy companies, are included in the Index.

Securities that meet the above screens are selected as constituents of the Parent Index and the Index will invest in all eligible constituents of the Parent Index. Constituents are weighted according to their indicated dividend yield. To avoid undue concentration, the initial weights of constituents are capped at a maximum weight of 5% at the time of rebalance. Energy companies cannot exceed 80% at each rebalance. Master limited partnerships cannot exceed 20% at each rebalance.

The Parent Index is ordinarily comprised of 30-60 constituents. As of September 30, 2025 the Parent Index is comprised of 43 constituents. As of the date of this prospectus, the Fund has significant exposure to the energy sector.

Covered Call Strategy

In accordance with the Index, which employs a covered call option strategy, the Fund will seek to generate consistent income by replicating the Index’s methodology of writing (selling) U.S. exchange-traded covered call options on the Equity

Securities. A “covered call” is an options trading strategy where an investor sells (writes) a call option on a stock they already own, essentially giving someone else the right to buy their shares at a set price (strike price) within a specific time frame, in exchange for receiving a premium upfront. Consistent with the Index’s methodology, the Fund expects to write covered call options on each of its portfolio holdings, but such call writing may be reduced under certain market circumstances.

Consistent with the Index methodology, the Fund seeks to generate the Target Option Premium by selling call option contracts with expiration dates of approximately one month or less. The Fund primarily sells call option contracts that are above the then-current value of the Equity Securities, as specified by the Index methodology. Factors that impact the amount of premium generated in a written call option contract include: (i) time to expiration; (ii) strike price; and (iii) volatility of the underlying asset. The Index includes a maximum coverage ratio of 80%, which means that the Fund will not write call option contracts on more than 80% of the notional value of its Equity Securities exposure at any time.

The Fund will sell call options that reference the Equity Securities, which will give the holder (buyer) of the call option the right, but not the obligation, to purchase the specific holding at the strike price from the Fund, in exchange for a premium received. In selling call option contracts, the Fund effectively sells its ability to participate in gains of the portfolio holding beyond the predetermined strike price in exchange for the premium income received, consistent with the Index’s covered call strategy. While the Fund seeks to generate the Target Option Premium specified by the Index, the actual premium earned during a one-year period will depend on the NAV of the Fund at the time the options are sold. The amount of premium the Fund receives for writing options is directly related to the value of the underlying assets, as represented by the Fund’s NAV. When the Fund’s NAV is higher, the notional value of the options sold is greater, which generally results in higher option premiums. Conversely, when the Fund’s NAV is lower, the notional value of the options is reduced, resulting in lower premiums received. The Target Option Premium is calculated based upon the NAV of the Fund at the time the monthly option contracts are entered into and assumes the NAV will remain constant over a one-year period. However, the Fund’s NAV is expected to fluctuate over time due to market conditions, volatility and other factors. Accordingly, the actual option premium received by the Fund over the course of any year may be greater or less than the Target Option Premium, depending on changes in the Fund’s NAV over time. If the NAV of the Fund remains level or decreases during any one-year period, the annualized premium generated by the Fund may be significantly less for that time period. As a result, the amount of distributions paid to shareholders may vary from year to year, depending on the actual option premium received by the Fund. The Fund currently expects to make distributions on a monthly basis, a portion of which may be considered return of capital. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. The Fund expects that distributions will be comprised primarily of amounts attributable to the Target Option Premium and dividends received from Equity Securities investments.

The Fund will utilize traditional exchange-traded options contracts and/or FLexible EXchange® Options (“FLEX Options”), as permitted by the Index methodology. The Fund will only invest in options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC. Option contracts can either be “American” style or “European” style. Consistent with the Index, the Fund utilizes European style option contracts, which may only be exercised by the holder of the option contract on the expiration date of such option contract and settled in cash.

The Index is reconstituted and rebalanced on the third Friday of each month after the market close.

Diversification Status. The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds.  Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Agriculture Companies Risk. The Fund may invest in agriculture companies. Economic forces, including forces affecting agricultural markets, as well as government policies and regulations affecting agriculture companies, could adversely impact the Fund’s investments. Agricultural and livestock production and trade flows are significantly affected by government policies and regulations. Governmental policies affecting agriculture companies, such as taxes, tariffs, duties, subsidies and import and export restrictions on agricultural commodities, commodity products and livestock, can influence agriculture company profitability, the planting/raising of certain crops/livestock versus other uses of resources, the location and size of crop and livestock production, whether unprocessed or processed commodity products are traded and the volume and types of imports and exports. In addition, companies in the agriculture sector must comply with a broad range of environmental laws and regulations.

Chemicals Industry Risk. The Fund may have exposure to companies in the chemicals industry and is therefore subject to the risks associated therewith. The chemicals industry includes companies that manufacture and produce industrial and basic chemicals (e.g., plastics, synthetic fibers and films), fertilizers, pesticides and other agricultural chemicals, industrial gases, specialty chemicals (e.g., advanced polymers and adhesives) and other diversified chemicals. The prices of securities of companies in the chemicals industry may fluctuate widely due to intense competition, product obsolescence, and raw materials prices. In addition, companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous chemicals Legislative or regulatory changes and increased government supervisions may also affect companies in the chemicals industry.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security held by the Fund is unable or unwilling to meet its obligation on the security. The Fund is subject to counterparty risk by virtue of its usage of option contracts. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. A counterparty’s inability to fulfill its obligation may result in financial losses to the Fund, which could be significant. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Distribution Tax Risk. The Fund currently expects to make distributions on a monthly basis, a portion of which may be considered return of capital. While the Fund will normally pay its income as distributions, the Fund’s distributions may exceed the Fund’s income and gains for the Fund’s taxable year. The Fund may be required to reduce its distributions if it has insufficient cash flow. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. Distributions not in excess of the Fund’s earnings and profits, will be taxable to Fund shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable currently but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold. Once an Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the Fund shareholder holds shares of the Fund as capital assets. Because the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period.

Dividend-Paying Securities Risk. The Fund’s investments in dividend-paying securities may cause the Fund to underperform similarly situated funds that invest without consideration of an issuer’s track record of paying dividends. Companies are not obligated to continue to pay dividends on their securities. Therefore, there is a possibility that a company could reduce or eliminate the payment of dividends in the future, which could negatively affect the Fund’s performance.

Emerging Markets Risk. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. The Fund expects its current exposure to emerging markets to be primarily in Asia. On February 24, 2022, Russia commenced a military attack on Ukraine. The hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the regional and global markets for securities and commodities. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. How long such conflict and related events will last and whether there will be any subsequent escalation cannot be predicted. Impacts from the conflict and related events could have significant impact on certain of the Fund’s investments as well as the Fund’s performance, and the value of an investment in the Fund may decline significantly.

Energy Sector Risk. The Fund invests in companies in the energy sector. The success of companies in the energy sector may be cyclical and highly dependent on energy prices. The market value of securities issued by energy companies may decline for many reasons, including, but not limited to, changes in the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, exchange rates, interest rates, economic conditions, tax treatment, energy conservation efforts, increased competition and technological advances. Energy companies may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of energy companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of energy companies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife or natural disasters.

Equity Securities Risk. The value of the Shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting issuers occur.

Foreign Investment Risk. Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Geographic Concentration Risk. To the extent the Index, and therefore the Fund, are significantly comprised of securities of issuers from a single country or geographic region, the Fund is more likely to be impacted by events or conditions affecting that country or geographic region.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of its Index, as published by their Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology.

Index Risk.  The Fund is not actively managed and invests in securities included in its Index regardless of their investment merit. Unlike many investment companies, the Fund does not utilize an investment strategy that seeks returns in excess of the Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller-capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Line of Business Risk. Some of the companies in which the Fund will invest are engaged in other lines of business unrelated to natural resources and commodity-related industries, and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to natural resources, and commodity-related industries there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Market Risk. Market risk is the risk that a particular investment, or the value of Shares in general, may fall in value. Securities are subject to market fluctuations cause by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value, including to zero, or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could materially negatively impact the value of Shares and result in increased market volatility. During any such events, Shares may trade at a greater premium or discount to its NAV.

Master Limited Partnerships Risk. The Fund may invest in MLPs. Investments in securities of MLPs involve certain risks different from or in addition to the risks of investing in common stocks. MLP common units can be affected by macro-economic factors and other factors unique to the partnership or company and the industry or industries in which the MLP operates. Certain MLP securities may trade in relatively low volumes due to their smaller capitalizations or other factors, which may cause them to have a high degree of price volatility and illiquidity. The structures of MLPs create certain risks, including, for example, risks related to the limited ability of investors to control an MLP and to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Materials Sector Risk. The Fund has significant exposure to the materials sector, which means the Fund may be more affected by the performance of companies in the materials sector than a fund that is more diversified. Many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Metals and Mining Industry Risk. The Fund invests in securities that are issued by companies involved in the metals and mining industry. Investments in metals and mining companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the metals and mining industry is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s Share price may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which the Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on non-U.S. investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the metals and mining industry.

Natural Resources and Commodity-Related Industries Risk. The Fund is subject to the risks associated with companies in the natural resources and commodities-related industries. These industries can be significantly affected by (and often rapidly affected by) changes in the supply of, or demand for, various natural resources and commodities. Investments in natural resources companies, which include companies engaged in energy (oil, gas & consumable fuels), chemicals, agriculture, precious and industrial metals and mining, paper products, and timber can be significantly affected by events relating to these industries, including international political and economic developments, embargoes, tariffs, inflation, weather and natural disasters, livestock diseases, limits on exploration, rapid changes in the supply and demand for natural resources and other factors. The Fund’s investments may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of other operating companies. Companies engaged in the industries listed above may be adversely affected by changes in government policies and regulations, technological advances and/or obsolescence, environmental damage claims, energy conservation efforts, the success of exploration projects, limitations on the liquidity of certain natural resources and commodities and competition from new market entrants. Changes in general economic conditions, including commodity price volatility, changes in exchange rates, imposition of import controls, rising interest rates, prices of raw materials and other commodities, depletion of resources and labor relations, could adversely affect the Fund’s investments.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Although the Fund currently intends to seek to fully replicate the Index, the Fund may use a representative sampling approach, which may cause the Fund not to be as well-correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Oil and Gas Industry Risk. The Fund invests in securities that are issued by companies involved in the oil and gas industry. Investments in the oil and gas industry can be significantly effected by worldwide energy prices, exploration costs and production spending. Oil and gas companies may be adversely affected by natural disasters or other catastrophes; changes in exchange rates, interest rates or economic conditions; technological developments, prices for competitive energy services and increased competition. Other risks may include changes in the actual or perceived availability of oil deposits; imposition of import controls, changes in tax treatment, or government regulation or government intervention; negative public perception; or unfavorable events in the regions where companies operate. Companies in the oil and gas industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. Companies that own or operate gas pipelines are subject to certain risks, including pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases and other environmental risks. Companies in the oil and gas industry may be at risk for environmental damage claims and other types of litigation.

Option Contracts Risk. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset of the option contract, and there may at times not be a liquid secondary market for certain option contracts.

Call Option Strategy Risk. The Fund will employ its call option strategy by writing call options on the Equity Securities. The risk associated with a covered call option strategy is the risk that the Fund will forgo, during the option contract’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss of the underlying security should the price of the underlying security decline. In addition, as the Fund sells (writes) call option contracts over a greater portion of its portfolio, its ability to benefit from the potential for capital appreciation of the Equity Securities becomes more limited. The writer of an option contract has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot affect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price in the case of physically settled options, or the cash value thereof in the case of cash-settled options.

Target Option Premium Risk. The Fund will vary its option selling each month to a level sufficient to generate 6% annualized option premium — the “Target Option Premium.” This Target Option Premium is calculated based upon the NAV of the Fund at the time the monthly option contracts are entered into and assumes the NAV will remain constant over a one-year period. The Fund’s NAV is expected to fluctuate over time due to market conditions and other factors. Accordingly, the actual option premium received by the Fund over the course of any year may be greater or less than the Target Option Premium. In addition to changes in the Fund’s NAV, the amount of option premium the Fund is able to generate over time is also influenced by market volatility. Volatility in the price of the Equity Securities, and, in turn, the Fund’s NAV may also result in annualized option premium income that is less than the Target Option Income for a one-year period. The compounding of option premium income written on lower levels of the Fund’s NAV during a one-year period may cause the Fund to provide a lower option premium income than the Target Option Income, even if the Fund’s NAV ultimately rises above the initial Fund’s NAV at the beginning of the period. Notwithstanding the distributions of premium income, shareholders may still experience a loss on their investment if the Fund’s investment holdings perform poorly.

FLEX Options Risk. The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted. The FLEX Options utilized by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Equity Securities. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Equity Securities’ share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Equity Securities’ share price, changes in interest rates and the remaining time to until the FLEX Options expire.

Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of its Fund regardless of their investment merit. The Fund does not attempt to outperform the Fund. The Fund generally will not attempt to take defensive positions in declining markets, and as a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Fund.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s net asset value (“NAV”) and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties to provide a range of services relating to its operations. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. The Fund and Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Smaller Companies Risk. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Timber Companies Risk. Timber companies may be affected by numerous factors, including events occurring in nature and international politics. For example, the volume and value of timber that can be harvested from timberlands may be limited by natural disasters and other events such as fire, volcanic eruptions, insect infestation, disease, ice storms, wind-storms, flooding, other weather conditions and other causes. In periods of poor logging conditions, timber companies may harvest less timber than expected. Timber companies are subject to many federal, state and local environmental and health and safety laws and regulations. In addition, rising interest rates and general economic conditions may affect the demand for timber products.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of a benchmark index and a broad-based market index. The Fund’s performance information is accessible on the Fund’s website at www.amplifyetfs.com.

Calendar Year Total Returns as of 12/31
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
15.49%
6.32%
2.57%
2023
2024
2025

The Fund’s highest quarterly return was 7.02% (quarter ended March 31, 2024) and the Fund’s lowest quarterly return was -4.49% (quarter ended December 31, 2025).

Average Annual Total Return as of December 31, 2025
Amplify Energy & Natural Resources Covered Call ETF	1 Year	Since Inception (08/23/2022)
Return Before Taxes	2.57%	7.76%
Return After Taxes on Distributions	1.84%	6.57%
Return After Taxes on Distributions and Sale of Fund Shares	1.98%	5.87%
EQM Natural Resources Dividend Income Index (reflects no deduction for fees, expenses or taxes)	3.39%	8.84%
MSCI AC World Index Ex USA Net Index (reflects no deduction for fees, expenses or taxes)	32.39%	15.68%
MSCI AC World Index (reflects no deduction for fees, expenses or taxes)	22.34%	16.84%
S&P 500 TR Index (reflects no deduction for fees, expenses or taxes)	17.88%	17.98%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC

Sub-Adviser. Tidal Investments LLC

Portfolio Managers. The following individuals serve as portfolios managers to the Fund.

•        Charles A. Ragauss, CFA, Head of Trading Tidal

•        Michael Venuto, Chief Investment Officer of Tidal

Each portfolio manager is primarily responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since its inception in August 2022.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.